UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 7, 2007

Astronics Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 Commerce Way, East Aurora, New York		14052
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-805-1599

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Astronics Corporation announced that it will restate financial results for fiscal 2005 and the first three quarters of 2006 as it has determined that its revenue recognition policy with regard to a bill and hold arrangement with a single customer did not meet the criteria specified by Securities and Exchange Commission Staff Accounting Bulletin 104 for revenue recognition relating to bill and hold transactions.

On March 5, 2007, the management of the Company, in consultation with the Audit Committee of the Company’s Board of Directors, determined that the Company’s previously issued financial statements and any related reports of its independent registered public accounting firm for the fiscal year ended December 31, 2005 and the interim periods contained therein, and the fiscal quarters ended April 1, 2006, July 1, 2006 and September 30, 2006 should no longer be relied upon and will be restated. In addition, the Company’s earnings and press releases and similar communications should no longer be relied upon to the extent they relate to these financial statements.

The Company’s management and the Audit Committee have discussed the matters disclosed in this filing with the Company’s auditors Ernst & Young LLP.

The Company has determined that the restatement was the result of a control deficiency with respect to the Company’s internal control over financial reporting and believes that this control deficiency constitutes a material weakness as of December 31, 2006. While management’s assessment of the Company’s internal control over financial reporting is ongoing, because of the material weakness identified, management will conclude that the Company did not maintain effective internal control over financial reporting as of December 31, 2006.

A material weakness is a control deficiency, or combination of control deficiencies, that results in a more than remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The Company’s evaluation of its internal control over financial reporting as of December 31, 2006 is not complete and management may identify additional control deficiencies.

The press release issued by the Company on March 6, 2007, announcing the expected restatement is attached hereto as Exhibit 99.1 and is incorporated in this Item 4.02 by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated March 6, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation

March 7, 2007	By:	/s/ David C. Burney

Name: David C. Burney
Title: Vice President of Finance, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 6, 2007